                                                                   EXHIBIT 10.16

                                 CONFIDENTIAL
                                 ------------

    [* * *]: CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS EXHIBIT

                               OPTION AGREEMENT
                               ----------------

     THIS AGREEMENT, is made and entered into this 1st day of May, 1998 ("Effective Date") by and between BioMarin Pharmaceutical Inc., having its principal office at 11 Pimentel Court, Novato, California 94949, ("BioMarin") and W. R. Grace & Co., having its principal office at One Town Center Road, Boca Raton, Florida 33486-1010 ("Grace").

                                   RECITALS

     A.   Grace owns certain Patent Rights, as defined below.

     B. BioMarin is interested in evaluating the feasibility of commercializing products based on such Patent Rights, and in acquiring an exclusive worldwide license thereunder.

     C. Grace is willing to grant to BioMarin an option to acquire such a license, on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual covenants, Grace and BioMarin hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     I.1  "License Agreement" shall mean the license agreement described in
           -----------------
Article III below.

     I.2  "Licensed Product" shall mean any product whose manufacture, use or
           ----------------
sale would infringe a Valid Claim in the country for which such product is manufactured, used or sold.

     I.3  "Option Period" shall mean the three (3) year period commencing as of
           -------------
the Effective Date.

     I.4  "Patent Rights" shall mean all subject matter claimed in the
           -------------
following:

          (a) The United States patent Numbers 5,145,681 and 5,505,943, and United States Patent Application Serial number 867731, filed June 2, 1997, and any continuations, continuations-in-part, divisions and substitutions of any of such patent and patent applications and all renewals, reissues and extensions of any such patent; and

          (b) Any foreign patents and/or applications that are counterparts of a patent described in subparagraph (a) above, including any patent or application that claims subject matter claimed in, or that takes priority from, a patent described in subparagraph (a) above.

     I.5  "Related Technology" shall mean any biological materials, and any
           ------------------
research and development information, inventions, know-how, and all pre-clinical, clinical and other technical data, in each case that are owned by Grace, or possessed by Grace with the fight to provide to others, as of the Effective Date, which in each case relate to the practice of the Patent Rights.

     I.6   "Valid Claim" shall mean a claim of an issued and unexpired patent
           -----------
included within the Patent Rights, which has not been held unenforceable, or invalid by a court or other governmental agency of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

                                  ARTICLE II

                                 OPTION GRANT
                                 ------------

     II.1 Subject to the payment of the fee specified in IV.1 below, Grace hereby grants to BioMarin an exclusive option, for the duration of the Option Period, to acquire an exclusive fight and license, with a fight to grant and authorize sublicenses under the Patent Rights and Related Technology, to make, use and sell Licensed Products, to practice any process, method or procedure of the Patent Rights and Related Technology and to otherwise exploit the Patent Rights and the Related Technology. If BioMarin fails to pay any of the specified fees within 30 days of the due date, BioMarin's option under this Agreement shall terminate.

     II.2 The option contained herein may be exercised by BioMarin at any time during the Option Period, by so notifying Grace in writing.

                                  ARTICLE III

                                TERMS OF LICENSE
                                ----------------

     III.1 Upon BioMarin's exercise of the option granted under Article II above, BioMarin and Grace shall enter into a License Agreement, on reasonable and customary terms and conditions, pursuant to which Grace grants to BioMarin the license contemplated by Section II. 1 above. The terms of such License Agreement shall include, but not be limited to, the following:

            (a) Royalties payable to Grace on sales by BioMarin, its affiliates and sublicensees of Licensed Products to independent customers, as outlined on Exhibit "A" attached hereto.

            (b) The right for BioMarin to terminate upon notice in writing to Grace (i) the License Agreement in its entirety or (ii) as to any patent application in the Patent Rights, provided that no change in the royalty obligation would be made.

            (c) Either Party would have the fight to assign the License Agreement to a third party that succeeds to substantially all of the business or assets to which the subject matter of the License Agreement relates.

            (d)  [***]

            (e)  [***]

     III.2 In the event that BioMarin and Grace do not enter into the License Agreement within six (6) months after BioMarin's exercise, in accordance with
Section I1.2, of the option granted hereunder, BioMarin may either:

            (a) Initiate a binding arbitration proceeding, pursuant to which the terms of the License Agreement shall be established (consistent with Section III. 1 above). Such arbitration shall be conducted in accordance with the roles of the American Arbitration Association, and the parties agree that the arbitrator shall be an individual experienced in pharmaceutical product licensing. BioMarin may exercise such fight to initiate arbitration by so notifying Grace within three (3) months after the end of the six (6) month period described above (such combined nine (9) month period being referred to below as the "Negotiation Period"). In such event, Grace and BioMarin will use all reasonable efforts to conclude the arbitration proceeding as expeditiously as possible; or

            (b) Allow the option to lapse by so notifying Grace in writing within the Negotiation Period. In such event, BioMarin shall have a right of first refusal with respect to any grant by Grace of a license or other fight with respect to a patent or application within the Patent Rights during the twelve (12) month period after the Negotiation Period. If Grace proposes to make such a grant during such period, Grace shall notify BioMarin of the proposed terms and conditions of such grant. If BioMarin does not agree to acquire such license or right on the terms specified in Grace's notice, Grace shall be free to grant such fights to a third party on the terms offered in Grace's notice to BioMarin.

                      [*CONFIDENTIAL TREATMENT REQUESTED]

                                  ARTICLE IV

                                    PAYMENT
                                    -------

     IV.1 In consideration of the option granted in Article II above, BioMarin shall pay to Grace the option fees in accordance with the schedule and for the stated amounts as set forth on Exhibit "B".

                                   ARTICLE V

                           REPRESENTATIONS BY GRACE
                           ------------------------

     V.1 Grace represents and warrants that: (i) Grace owns all rights, title and interest in and to the Patent Rights existing as of the Effective Date; (ii) Grace has the fight to enter into this Agreement, to fully comply with the terms and conditions of this Agreement, and to enter into the License Agreement and to grant to BioMarin the fights and licenses contemplated in Section II.1 above;
(iii) Grace has not executed any agreement or contract that is inconsistent with the fights and licenses granted or to be granted hereunder; and (iv) Grace will not grant rights to any third party under the Patent Rights during the Option Period.

                                  ARTICLE VI

                          REPRESENTATIONS BY BIOMARIN
                          ---------------------------

     VI.1 BioMarin represents and warrants that (i) it shall use its best efforts to produce material toxicology studies of the products based on the Patent Rights during the period between the first and second anniversary of the Effective Date; and (ii) it shall use its best efforts to commence clinical testing of the products based on the Patent Rights after the second anniversary of the Effective Date; and (iii) BioMarin has the fight to enter into this Agreement, to fully comply with the terms and conditions of this Agreement, and to enter into the License Agreement and comply with its terms and conditions.

                                  ARTICLE VII

                      PATENT PROSECUTION AND MAINTENANCE.
                      -----------------------------------

     VII.1 Grace shall use reasonable efforts to prosecute, as Grace sees fit and maintain in the countries listed in Exhibit "C" patent applications and patents within the Patent Rights, using counsel selected by Grace and with due consultation with BioMarin. Grace shall not abandon or lapse any patent applications or patents without first offering these to BioMarin. Grace shall provide BioMarin with copies of all relevant documentation so that BioMarin may be informed and apprised of the continuing prosecution, and BioMarin agrees to keep this documentation confidential.

     VII.2 Grace shall use reasonable efforts, with due considerations to the stage of prosecution, to amend any patent application within the Patent Rights to include claims requested by BioMarin to protect the products contemplated by BioMarin to be sold under the License Agreement.

                                 ARTICLE VIII

                                CONFIDENTIALITY
                                ---------------

     VIII.1 During the term of this Agreement and for a period of two (2) years thereafter, BioMarin and Grace shall use their best efforts to protect the confidentiality of proprietary information provided it by the other party and identified in writing or orally as confidential and proprietary and not to use such information except for the purposes of this Agreement. This obligation of confidentiality shall not apply to information which (a) is or becomes known publicly through no fault of the other party; (b) is obtained or learned by the receiving party from a third party entitled to disclose it; (c) is already known to the receiving party at the time of disclosure, as shown by the receiving party's prior written records; or (d) is developed by the receiving party independent of any disclosure made hereunder, which can be demonstrated by written or other documentary evidence. This obligation of confidentiality does not apply when such disclosure of information is required by law.

                                  ARTICLE IX

                             TERM AND TERMINATION
                             --------------------

     IX.1 Unless otherwise required by Section III.2(a) this Agreement shall become effective on the Effective Date and, unless sooner terminated pursuant to this Article IX, shall continue in full force and effect until the date of the Expiration of the Option Period.

     IX.2 In the event the License Agreement is entered into by and between Grace and BioMarin pursuant to Article III, this Agreement shall be replaced thereby and any and all provisions of this Agreement shall cease to be effective.

     IX.3 BioMarin may notify Grace in writing of its election not to exercise the option contained herein prior to the expiration of the Option Period, in which event this Agreement shall cease to be effective upon such notification. It is understood that BioMarin shall have no obligation to exercise the option granted hereunder or, after exercise thereof, to enter into the License Agreement.

     IX.4 In the event BioMarin fails to pay any of the option payments of Exhibit B to this Agreement within the thirty (30) days following its due date, the Option shall immediately terminate and this Agreement shall cease to be effective.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     X.1 This Agreement shall be construed and interpreted, and the fights and obligations of the parties hereto shall be determined, in accordance with the laws of the State of California, without regard to the conflicts of laws principles thereof.

     X.2 No alteration or amendment of this Agreement shall be effective unless embodied in writing and executed by an authorized representative of each party.

     X.3 This Agreement, and the fights and obligations hereunder, shall not be assigned by either party without the prior written consent of the other party, except to the successor to or the assign of substantially all of the business and assets of either party relating to the subject matter of this Option Agreement and shall be binding upon the parties, their successors and assigns.

     X.4 The addresses of the parties for purposes of notices, payments and other communications shall be as follows:

     BIOMARIN PHARMACEUTICAL, INC.
     11 Pimentel Court
     Novato CA 94949
     Attn: Dr. Christopher M. Starr, Vice President of Research

     W. R. GRACE & CO.
     One Town Center Road
     Boca Raton, Florida 33486-1010
     Attn: Dr. Nils Friis, Director of Corporate Development

     Either party, by notice to the other, may change its address for the purpose of this Section X.

     X.5 This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any previous understandings and agreements, written or oral, which the parties hereto may have reached with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Option Agreement to be executed as of the day and year first above written.

                                          /s/ Nils Friis
                                          ----------------------------------
                                          ("Grace")


                                          By: /s/ Nils Friis
                                              ------------------------------


                                          /s/ Signature
                                          ----------------------------------
                                          ("BioMarin")


                                          By: /s/ Christopher M. Starr.
                                              ------------------------------

                                  EXHIBIT "A"
                                  -----------

                                   ROYALTIES
                                   ---------

The royalties payable under the licenses shall be based on annual net sales
(ANS) of the Licensed Product as follows:

                                     [***]
                                       8

[*CONFIDENTIAL TREATMENT REQUESTED]

                                  EXHIBIT "B"
                                  -----------

                               PAYMENT SCHEDULE
                               ----------------

1.    $25,000     On the Effective Date.

2.    $25,000     Upon acceptance of delivery of the Related Technology.

3.    $50,000     Upon the earlier to occur of (i) successful production
                  of the products based on the Patent Rights or (ii) six months from delivery of the Related Technology.

4.    $125,000    On the first anniversary of the Effective Date.

5.    $150,000    On the second anniversary of the Effective Date.

Report Date:  APRIL 1, 1998                              CASE SUMMARY REPORT                                      CASEREPT: PAT002
                                                                                                                      PAGE: 67
Case Number:    7454                       Reference Number: 07914    Group Code:       01            Priority:       USA
Title:          Compositions Containing Protease Produced By          Disclosure Date:  03/09/1989    Disposition:    A
                Vibrio And Method Of Use In Debridement And           Evaluation Date:  03/01/1991    Subject Codes:  305 307
                Wound Healing                                                                         Project Codes:  6350

Attorney:       BJA   Beverly J. Artale                               Key Words:        Wound Healing
Orig Division:  RES   Washington Research Division                    Orig Department:  154
Owner:          GNY   W.R. Grace & Co.-Conn.                          Office of Rec:    Columbia, Maryland
Product Line:   CTG   Corporate Technical
Product Code:   COD   Commerical Development License

INVENTORS:      DURHAM DR                     FORTNEY DZ

Abstract:
  Compositions and methods of use are provided for debriding and wound healing applications. The Compositions contain certain proteases produced by microrganisms of the genus vibrio. Europe designates: Austria, Belgium, Denmark, France, Germany, Gt Britain, Greece, Holland, Italy, Luxembourg, Spain, Sweden, Switzerland. Licensed agreement with Johnson & Johnson Medical Ltd.

Evaluation Remarks: Commercially important

F               F1   F1    Application     Filing         Patent        Grant      Publictn       Exam         Tax       Renewal
S   Country     No   Ip      Number         Date          Number        Date         Date         Date         Date        Date
--------------------------------------------------------------------------------------------------------------------------------
    AUSTRIA      01   PI    91112732.2     07/29/1991    AT0472011    11/13/1996  2/26/1992                 07/29/1997
    BELGIUM      01   PI    91112732.2     07/29/1991    BE0472011    11/13/1996                            07/29/1997
    CANADA       01   PI    2046602-5      07/11/1991                                         07/11/1998    07/11/1993
    DENMARK      01   PI    91112732.2     07/29/1991    OK0472011    11/13/1996                            07/29/1997
U   EUROPE       01   PI    91112732.2     07/29/1991    0472011      11/13/1996                            07/29/1993
    FRANCE       01   PI    91112732.2     07/29/1991    FR0472011    11/13/1996                            07/29/1997
    GERMANY      01   PI    91112732.2     07/29/1991    69123099.4   11/13/1996                            07/29/1997
    GREAT BRI    01   PI    91112732.2     07/29/1991    GB0472011    11/13/1996                            07/29/1997
    GREECE       01   PI    91112732.2     07/29/1991    J022412      11/13/1996                            07/29/1997
    HOLLAND      01   PI    91112732.2     07/29/1991    NL0472011    11/13/1996                            07/29/1997
    ITALY        01   PI    91112732.2     07/29/1991    II0472011                                          07/29/1997
    JAPAN        01   PI    226351/91      08/13/1991                                           08/13/1998
    LUXEMBOUR    01   PI    91112732.2     07/29/1991    LU0472011    11/13/1996                            07/29/1997
    NEW ZEALA    01   PI    238954         07/12/1991    238954       05/17/1994                            07/12/1995
    SPAIN        01   PI    91112732.2     07/29/1991    91112732.2   11/13/1996                            07/29/1997
    SWEDEN       01   PI    91112732.2     07/29/1991    91112732.2   11/13/1996                            07/29/1997
    SWITZERLA    01   PI    91112732.2     07/29/1991    PO472011     11/13/1996                            07/29/1997
A   USA          01   CP    670612         03/13/1991

F                Expiration    Assoc      Agn      Spn         Last
S  Country          Date       Code       Cod      Div         Tax
---------------------------------------------------------------------
   AUSTRIA       07/29/2011    BARGE               CTG        233.27
   BELGIUM       07/29/2011    KIRKP               CTG        128.19
   CANADA                      GOWL       GOW      CTG        191.85
   DENMARK       07/29/2011    BUDDE               CTG        267.01
U  EUROPE        11/13/1996    UEXKL               CTG       1000.76
   FRANCE        07/29/2011    WNSTN               CTG        169.84
   GERMANY       07/29/2011    UEXKL               CTG        206.23
   GREAT BRI     07/29/2011    KEMP                CTG        240.09
   GREECE        07/29/2011    THEOD               CTG        163.00
   HOLLAND       07/29/2011    VRIES      VRI      CTG        302.97
   ITALY         07/29/2011    BREVE               CTG        133.37
   JAPAN                       ODAJ                CTG        274.34
   LUXEMBOUR     07/29/2011    FREY                CTG         96.79
   NEW ZEALA     05/17/2011    PARK                CTG        133.86
   SPAIN         07/29/2011    ISERN               CTG        139.37
   SWEDEN        07/29/2011    B&S                 CTG        143.15
   SWITZERLA     07/29/2011    EGLI                CTG        427.59
A  USA                                             154          0.00

Report Date: APRIL 1, 1998                                    CASE SUMMARY REPORT                                 CASEREPT: PAT002
                                                                                                                     PAGE: 51
Case Number:   7454                       Reference Number: 07454      Group Code:       01           Priority:       USA
Title:         COMPOSITIONS CONTAINING PROTEASE PRODUCED BY            Disclosure Date:  03/09/1989   Disposition:    A
               VIBRIO AND METHOD OF USE IN DEBRIDEMENT                 Evaluation Date:  08/01/1991   Subject Codes:  305 307
               AND WOUND HEALING                                                                      Project Codes:  4670


Attorney:      BJA   Beverly J. Artale                                 Key Words:        Wound Healing
Orig Division: RES   Washington Research Division                      Orig Department:  154
Owner:         GNY   W.R. Grace & & Co.-Conn.                          Office of Rec:    Columbia, Maryland
Product Line:  CTG   Corporate Technical
Product Code:  COD   Commerical Development License

INVENTORS:     DURHAM DR                      FORTNEY DZ

Abstract:
  COMPOSITIONS AND METHODS OF USE ARE PROVIDED FOR DEBRIDING AND WOUND HEALING APPLICATIONS. THE COMPOSITIONS CONTAIN CERTAIN PROTEASES PRODUCED BY MICROORGANISMS OF THE GENUS VIBRIO. Licensed agreement with Johnson & Johnson Medical Ltd.

Evaluation Remarks: Commercially important

F    Country  F1   F1    Application   Filing       Patent      Grant        Publictn    Exam     Tax         Renewal   Expiration
S             No   Ip      Number       Date        Number       Date          Date      Date     Date         Date        Date
----------------------------------------------------------------------------------------------------------------------------------
     USA       01   PI       567884     08/15/1990    5145681    09/08/1992                       03/08/2000           08/15/2010

F    Country     Assoc     Agn     Spn     Last
S                 Cod      Cod     Div     Tax

---------------------------------------------------
     USA                           CTG     1002.00